Exhibit 32.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of Enhance Biotech Inc (the "Company") on Form 10-KSB, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip Wise, Chief Financial Officer of Enhance Biotech Inc, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Phillip S. Wise
-----------------------

Phillip S. Wise
Chief Financial Officer

July 5, 2005